UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2025

Dine Brands Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 West Walnut Street, 5th Floor Pasadena, California	91103
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	DIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Dine Brands Global, Inc. (the “Corporation”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 14, 2025. The following matters set forth in the Corporation’s Proxy Statement dated March 28, 2025, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

Proposal One: Election of Directors.

The nominees listed below were elected to serve as directors for a one-year term with the respective votes set forth opposite their names:

	For	Against	Abstain	Broker Non-Votes
Howard M. Berk	9,382,907	313,517	78,880	2,809,034
Richard J. Dahl	9,193,037	504,255	78,012	2,809,034
Michael C. Hyter	9,179,956	517,006	78,342	2,809,034
Douglas M. Pasquale	9,214,875	500,368	60,061	2,809,034
John W. Peyton	9,368,162	329,406	77,736	2,809,034
Martha C. Poulter	9,366,157	331,807	77,340	2,809,034
Matthew T. Ryan	9,546,113	149,509	79,682	2,809,034
Arthur F. Starrs	9,543,576	148,810	82,918	2,809,034
Lilian C. Tomovich	9,254,826	439,620	80,858	2,809,034

Proposal Two: Ratification of the Appointment of Ernst & Young LLP as the Corporation’s Independent Auditor for the 2025 Fiscal Year.

The stockholders ratified the appointment of Ernst & Young LLP as independent auditor of the Corporation for the 2025 fiscal year. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
12,309,927	186,405	88,006	-0-

Proposal Three: Approval, on an Advisory Basis, of the Compensation of the Corporation’s Named Executive Officers.

The stockholders approved, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in the Proxy Statement. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
8,984,431	708,715	82,158	2,809,034

Proposal Four: Approval of an amendment to the Corporation’s 2019 Stock Incentive Plan, as amended, to increase the reservation of common stock for issuance thereunder.

The stockholders approved an amendment to the Corporation’s 2019 Stock Incentive Plan, as amended, to increase the reservation of common stock for issuance thereunder. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
7,850,325	1,849,467	75,512	2,809,034

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 19, 2025		DINE BRANDS GLOBAL, INC.

	By:	/s/ Vance Y. Chang
Vance Y. Chang
Chief Financial Officer